                                                                    Exhibit 99.1

[JLG LOGO]                                                         PRESS RELEASE
                                                           FOR IMMEDIATE RELEASE

JLG INDUSTRIES, INC.
1 JLG Drive
McConnellsburg, PA 17233-9533                              CONTACT: JUNA ROWLAND
Telephone (717) 485-5161               DIRECTOR - CORPORATE & INVESTOR RELATIONS
Fax (717) 485-6417                                    (240) 313-1816, ir@jlg.com
www.jlg.com




              JLG'S FULL YEAR OPERATING RESULTS CONTINUE TO IMPROVE

     MCCONNELLSBURG, PA, SEPTEMBER 22, 2003 - JLG Industries, Inc. (NYSE: JLG) today announced earnings per diluted share of $.33 for its fiscal year 2003 ended July 31, 2003, a 10 percent increase from last year's $.30 before the cumulative effect of change in accounting principle, on consolidated revenues of $760 million versus $770 million a year ago. After-tax earnings for the full year were reduced by approximately $3.2 million of restructuring and restructuring-related expenses. These charges were included in the Company's guidance of $.33 to $.37 per share given in its April 29, 2003 announcement.

     For the fourth quarter, earnings per diluted share were $.17 on consolidated revenues of $242 million as compared to earnings per diluted share of $.19 on total revenues of $249 million for the prior period.

     In July 2003, the Company signed a definitive agreement to acquire the OmniQuip business unit from Textron, and subsequently completed the transaction on August 1, 2003.

     Management's analysis of the Company's quarterly results and financial condition will be provided during a conference call on Tuesday, September 23, 2003 at 9:00 a.m. Eastern Time. The call can be accessed via JLG's website www.jlg.com, where it will be accompanied by a slide presentation, or by dialing
(800) 289-0468. International participants should dial (913) 981-5517. Please dial into the conference call 10 minutes prior to the start. A replay of the conference call presentation will be available on the Company's website.

     JLG Industries, Inc. is the world's leading producer of access equipment and highway-speed telescopic hydraulic excavators. The Company's diverse product portfolio encompasses leading brands such as JLG(R) aerial work platforms; JLG(R), Sky Trak(R), Lull(R) and Gradall(R) telehandlers; Gradall(R) excavators; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel network that includes a highly trained and skilled direct sales force, direct marketing, the Internet, integrated supply programs and a network of distributors. In addition, JLG offers world-class after-sales service and support for its customers in the industrial, commercial, institutional and construction markets. JLG's manufacturing facilities are located in the United States and Belgium, with sales and service locations on six continents.

                    For more information, visit www.jlg.com.
  NOTE: Information contained on our website is not incorporated by reference into this press release.

                                 (Tables follow)

JOG Industries, Inc. - page 2


                              JLG INDUSTRIES, INC.
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                      (in thousands, except per share data)


                                                        Three Months Ended                   Fiscal Year Ended
                                                             July 31,                            July 31,
                                                    2003               2002               2003                2002
                                                    ----               ----               ----                ----
                                                          (unaudited)
Revenues
  Net sales                                          $235,849           $241,900           $733,480         $  745,870
  Financial products                                    4,806              4,841             19,184             14,227
  Rentals                                               1,564              2,083              7,125              9,973
                                               ---------------    ---------------     --------------     --------------
                                                      242,219            248,824            759,789            770,070
Cost of sales                                         194,764            205,594            622,475            637,983
                                               ---------------    ---------------     --------------     --------------
Gross profit                                           47,455             43,230            137,314            132,087
Selling and administrative expenses                    25,276             25,644             79,225             79,693
Product development expenses                            3,791              4,183             16,142             15,586
Restructuring charges                                     138                 --              2,754              6,091
                                               ---------------    ---------------     --------------     --------------
Income from operations                                 18,250             13,403             39,193             30,717
Other income (deductions):
  Interest expense                                     (9,645)            (4,545)           (27,985)           (16,255)
  Miscellaneous, net                                     (588)             3,592              6,691              4,759
                                               ---------------    ---------------     --------------     --------------
Income before taxes and cumulative effect of
  change in accounting principle                        8,017             12,450             17,899             19,221
Income tax provision                                      562              4,108              3,724              6,343
                                               ---------------    ---------------     --------------     --------------
Income before cumulative effect of change in
  accounting principle                                  7,455              8,342             14,175             12,878
Cumulative effect of change in accounting
  principle                                                --                 --                 --           (114,470)
                                               ---------------    ---------------     --------------     --------------
Net income (loss)                                    $  7,455           $  8,342           $ 14,175         $ (101,592)
                                               ===============    ===============     ==============     ==============
Earnings (loss) per common share before
  cumulative effect of change in accounting
  principle                                          $    .17           $    .20           $    .33         $      .31
Cumulative effect of change in accounting
  principle                                                --                 --                 --              (2.72)
                                               ---------------    ---------------     --------------     --------------
Earnings (loss) per common share                     $    .17           $    .20           $    .33         $    (2.41)
                                               ===============    ===============     ==============     ==============
Earnings (loss) per common share - assuming
  dilution, before cumulative effect of
  change in accounting principle                     $    .17           $    .19           $    .33         $      .30
Cumulative effect of change in accounting
  principle                                                --                 --                 --              (2.65)
                                               ---------------    ---------------     --------------     --------------
Earnings (loss) per common share - assuming
  dilution                                           $    .17           $    .19           $    .33         $    (2.35)
                                               ===============    ===============     ==============     ==============
Cash dividends per share                             $   .005           $   .005           $    .02         $     .025
                                               ===============    ===============     ==============     ==============
Weighted average shares outstanding                    42,608             42,492             42,601             42,082
                                               ===============    ===============     ==============     ==============
Weighted average shares outstanding -
  assuming dilution                                    42,883             43,950             42,866             43,170
                                               ===============    ===============     ==============     ==============




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

JLG Industries, Inc. - page 3


                              JLG INDUSTRIES, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                      (in thousands, except per share data)

                                                                     July 31,            July 31,
                                                                       2003                2002
                                                                  ---------------      -------------
ASSETS
Current assets
   Cash and cash equivalents                                            $132,809           $  6,205
   Accounts receivable, net                                              266,180            227,722
   Finance receivables, net                                                3,168             28,248
   Pledged finance receivables, net                                       41,334             34,353
   Inventories                                                           116,886            165,536
   Other current assets                                                   45,385             31,042
                                                                  ---------------      -------------
      Total current assets                                               605,762            493,106
Property, plant and equipment                                             79,699             84,370
Equipment held for rental                                                 19,651             20,979
Finance receivables, less current portion                                 31,156             45,412
Pledged finance receivables, less current portion                        119,073             53,703
Goodwill                                                                  29,509             28,791
Other assets                                                              53,135             51,880
                                                                  ---------------      -------------
                                                                        $937,985           $778,241
                                                                  ===============      =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
   Short-term debt and current portion of long-term debt                  $1,472            $14,427
   Current portion of limited recourse debt from finance
      receivables monetizations                                           45,279             34,850
   Accounts payable                                                       83,408            129,317
   Accrued expenses                                                       91,057             83,309
                                                                  ---------------      -------------
      Total current liabilities                                          221,216            261,903
Long-term debt, less current portion                                     294,158            177,331
Limited recourse debt from finance receivables
      monetizations, less current portion                                119,661             52,721
Accrued post-retirement benefits                                          26,179             24,989
Other long-term liabilities                                               15,160             10,807
Provisions for contingencies                                              12,114             14,448
Shareholders' equity
   Capital stock:
      Authorized shares:  100,000 at $.20 par value
      Outstanding shares:  43,367; fiscal 2002 - 42,728                    8,673              8,546
      Additional paid-in capital                                          23,597             18,846
   Retained earnings                                                     230,273            216,957
   Unearned compensation                                                  (5,428)            (1,649)
   Accumulated other comprehensive loss                                   (7,618)            (6,658)
                                                                  ---------------      -------------
      Total shareholders' equity                                         249,497            236,042
                                                                  ---------------      -------------
                                                                        $937,985           $778,241
                                                                  ===============      =============


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

JLG Industries, Inc. - page 4


                              JLG INDUSTRIES, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                 (in thousands)


                                                                            Fiscal Year Ended
                                                                                 July 31,
                                                                          2003              2002
                                                                          ----              ----
OPERATIONS
   Net income (loss)                                                   $ 14,175           $(101,592)
   Adjustments to reconcile net income to
   cash flow from operating activities:
     Loss on sale of property, plant and equipment                          266                 392
     Gain on sale of equipment held for rental                           (6,794)             (8,049)
     Non-cash charges and credits:
       Cumulative effect of change in accounting principle                   --             114,470
       Depreciation and amortization                                     19,937              20,959
       Other                                                              8,124               6,997
     Changes in selected working capital items:
       Accounts receivable (1)                                          (43,985)            (40,110)
       Inventories                                                       48,926              24,462
       Accounts payable                                                 (46,026)             52,685
       Other operating assets and liabilities                           (12,706)             15,194
     Changes in finance receivables                                      40,487              57,154
     Changes in pledged finance receivables                            (114,271)            (91,331)
     Changes in other assets and liabilities                             (3,295)            (28,136)
                                                                  --------------     ----------------
   Cash flow from operating activities                                  (95,162)             23,095
INVESTMENTS
   Purchases of property, plant and equipment                           (10,806)            (12,954)
   Proceeds from sale of property, plant and equipment                      216                 172
   Purchases of equipment held for rental                               (16,342)            (26,429)
   Proceeds from sale of equipment held for rental                       19,063              28,924
   Other                                                                   (689)                405
                                                                  --------------     ----------------
   Cash flow from investing activities                                   (8,558)             (9,882)
FINANCING
   Net decrease in short-term debt                                      (13,497)             (7,771)
   Issuance of long-term debt                                           404,283             617,000
   Repayment of long-term debt                                         (279,647)           (717,572)
   Issuance of limited recourse debt                                    117,383              90,214
   Repayment of limited recourse debt                                      (118)                 --
   Payment of dividends                                                    (859)             (1,058)
   Exercise of stock option and issuance of restricted awards               927               3,732
                                                                  --------------     ----------------
   Cash flow from financing activities                                  228,472             (15,455)
CURRENCY ADJUSTMENTS
   Effect of exchange rate changes on cash                                1,852                (807)
                                                                  --------------     ----------------
CASH
   Net change in cash and cash equivalents                              126,604              (3,049)
   Beginning balance                                                      6,205               9,254
                                                                  --------------     ----------------
   Ending balance                                                     $ 132,809           $   6,205
                                                                  ==============     ================


(1) Net of change in accounts receivable securitization of $0 for the period ended July 31, 2003 and $50,600 for the period ended July 31, 2002.


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



JLG Industries, Inc. - page 5


Item 12 Disclosure

                              JLG INDUSTRIES, INC.
                 CONSOLIDATED SELECTED SUPPLEMENTAL INFORMATION
                                  (unaudited)

 (in thousands)                                    Three Months Ended                   Fiscal Year Ended
                                                        July 31,                            July 31,
SEGMENT INFORMATION                             2003               2002              2003               2002
                                                ----               ----              ----               ----
External revenues:
   Machinery                                    $201,419           $207,266          $603,145           $621,283
   Equipment services                             35,855             36,464           136,737            133,058
   Access Financial Solutions                      4,945              5,094            19,907             15,729
                                         ----------------    ---------------    --------------    ---------------
                                                $242,219           $248,824          $759,789           $770,070
                                         ================    ===============    ==============    ===============
Segment profit (loss):
   Machinery                                    $ 16,573           $ 20,845          $ 28,385           $ 29,039
   Equipment services                              8,235              1,968            27,119             24,686
   Access Financial Solutions                        295              1,816             3,990              5,288
   General corporate expenses                    (10,356)           (13,099)          (32,001)           (33,347)
                                         ----------------    ---------------    --------------    ---------------
                                                  14,747             11,530            27,493             25,666
   Add: Access Financial Solutions'
      interest expense                             3,503              1,873            11,700              5,051
                                         ----------------    ---------------    --------------    ---------------
Operating income                                $ 18,250           $ 13,403          $ 39,193           $ 30,717
                                         ================    ===============    ==============    ===============

PRODUCT GROUP REVENUES
   Aerial work platforms                        $148,144           $158,667          $435,164           $475,241
   Telehandlers                                   37,674             34,115           119,536             87,443
   Excavators                                     15,601             14,484            48,445             58,599
   After-sales service and support,
     including parts sales, and used &
     reconditioned equipment sales                34,430             34,634           130,335            124,587
   Financial products                              4,806              4,841            19,184             14,227
   Rentals                                         1,564              2,083             7,125              9,973
                                         ----------------    ---------------    --------------    ---------------
                                                $242,219           $248,824          $759,789           $770,070
                                         ================    ===============    ==============    ===============
GEOGRAPHIC REVENUES
   United States                                $174,033           $178,034          $555,155           $556,252
   Europe                                         47,144             57,410           145,038            167,940
   Other international                            21,042             13,380            59,596             45,878
                                         ----------------    ---------------    --------------    ---------------
                                                $242,219           $248,824          $759,789           $770,070
                                         ================    ===============    ==============    ===============



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

JLG Industries, Inc. - page 6


Item 12 Disclosure

                              JLG INDUSTRIES, INC.
                   RECONCILIATION OF NON-GAAP MEASURES TO GAAP

     In addition to measuring our cash flow generation and usage based upon the Consolidated Condensed Statements of Cash Flows, we also measure our free cash flow. We define free cash flow as cash flow from operating, investing activities, payment of dividends, exercise of stock option and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivable monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.



FREE CASH FLOW                                                   Three Months Ended           Fiscal Year Ended
(in thousands)                                                        July 31,                      July 31
                                                                 2003          2002         2003             2002
--------------------------------------------------------------------------------------------------------------------
   Net income (loss)                                          $  7,455      $  8,342      $ 14,175        $(101,592)
   Adjustments to reconcile net income to cash flow
       from operating activities:                                 (826)        4,836        21,533          134,769
   Accounts receivable                                         (17,651)      (23,116)      (43,985)         (40,110)
   Inventories                                                  37,953        (1,993)       48,926           24,462
   Other current assets                                        (18,109)        1,262       (15,960)           3,110
   Accounts payable                                                621         6,926       (46,026)          52,685
   Accrued expenses                                             16,057        21,621         3,254           12,084
   Finance receivables                                          (2,644)       29,938        40,487           57,154
   Other cash from operations                                   (3,392)      (28,139)       (3,295)         (28,136)
   Purchases of PP&E                                            (2,811)       (2,708)      (10,806)         (12,954)
   Proceeds from sale of PP&E                                        -            22           216              172
   Purchases of equipment held for rental                       (1,991)       (5,652)      (16,342)         (26,429)
   Proceeds from sales of equipment held for rental              2,882         7,710        19,063           28,924
   Other cash from investments                                     (25)          405          (689)             405
   Payment of dividends                                           (215)         (215)         (859)          (1,058)
   Exercise of stock option & issuance of restricted awards        189           456           927            3,732
   Effect of exchange rate changes on cash                        (753)          100         1,852             (807)
   Other (1)                                                    18,518         1,988        15,310           63,342
--------------------------------------------------------------------------------------------------------------------
   Free cash flow                                             $ 35,258      $ 21,783      $ 27,781        $ 169,753
====================================================================================================================


     (1) Includes changes in accounts receivable securitization and other off-balance sheet debt.


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


JLG Industries, Inc. - page 7


Item 12 Disclosure

     We also monitor our net debt and our EBITDA, which are two other non-GAAP measures that provide additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry.

     We define net debt as the sum of total debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetization of customer finance receivables.

     EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented below differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities. The components of net debt and EBITDA are included in the following tables.




NET DEBT COMPARISON                          July 31,     April 30,    January 31,     October 31,      July 31,
(in millions)                                  2003         2003           2003            2002           2002
                                               ----         ----           ----            ----           ----
$250 million revolving credit facility         $    -        $ 30.3         $ 61.0           $ 50.0       $    -
$25 million overdraft credit facility               -             -           23.0             25.0         13.9
$125 million senior notes                       125.0             -              -                -            -
$175 million senior subordinated notes          175.0         175.0          175.0            175.0        175.0
Miscellaneous bank debt                           2.0           1.4            1.6              1.7          1.9
Fair value of interest rate swap                (12.3)            -            5.0              2.3           .9
Gain on terminated interest rate swap             6.0           6.2              -                -            -
-----------------------------------------------------------------------------------------------------------------
    Bank debt/senior subordinated notes         295.7         212.9          265.6            254.0        191.7

Limited recourse debt from finance
   receivables monetizations *                  164.9         164.7          106.7             83.2         87.6
-----------------------------------------------------------------------------------------------------------------
     Total Balance Sheet Debt                   460.6         377.6          372.3            337.2        279.3

Net present value of off balance sheet
   rental fleet lease                             2.3           3.4            3.9              4.5          5.6
Net present value of off balance sheet
   production equipment leases                    5.9           6.6            7.0              7.4          7.8
-----------------------------------------------------------------------------------------------------------------
    Total off-balance sheet financing             8.2          10.0           10.9             11.9         13.4
-----------------------------------------------------------------------------------------------------------------
    Total off-balance sheet financing
      and balance sheet debt                    468.8         387.6          383.2            349.1        292.7
    Less cash                                   132.8          16.5            9.6             10.2          6.2
    Less limited recourse debt from
     finance receivables monetizations          164.9         164.7          106.7             83.2         87.6
-----------------------------------------------------------------------------------------------------------------
    Net debt                                   $171.1        $206.4         $266.9           $255.7       $198.9
=================================================================================================================
  *  Maximum loss exposure from
     finance receivables monetizations         $ 21.7        $ 18.9         $  8.5           $  6.3       $  6.0


JLG Industries, Inc. - page 8


Item 12 Disclosure


                                                 July 31,       April 30,      January 31,      October 31,       July 31,
(in millions)                                      2003           2003              2003            2002            2002
                                                   ----           ----              ----            ----            ----
Shareholders' Equity                               $249.5        $245.0             $241.8         $235.9         $236.0
Net Debt-to-Net Debt plus
   Shareholders' Equity (percent)                      41            46                 53             52             46
Total Balance Sheet Debt-to-Total
Balance Sheet Debt plus
   Shareholders' Equity (percent)                      65            61                 61             59             54




EBITDA COMPONENTS                                Three Months Ended                Trailing 12 Months Ended
(in millions)                                         July 31,         July 31,     April 30,   January 31,   October 31,
                                                  2003        2002         2003          2003          2003          2002
                                                  ----        ----         ----          ----          ----          ----
Income before cumulative
     effect of change in
     accounting principle                        $ 7.5     $ 8.3           $14.2        $15.1          $13.7        $10.8
Interest expense                                   9.6       4.6            28.0         22.8           19.5         17.4
Income tax provision                                .6       4.1             3.7          7.3            6.7          5.3
Depreciation and amortization                      4.6       5.1            19.9         20.5           20.2         21.2
---------------------------------------------------------------------------------------------------------------------------
EBITDA                                           $22.3     $22.1           $65.8        $65.7          $60.1        $54.7
===========================================================================================================================



     The following non-GAAP supplemental consolidated data is presented for the sole purpose of facilitating the analysis of the results of our Equipment Operations and Financial Services businesses. These two operations are engaged in fundamentally different businesses and cannot be easily analyzed on a consolidated basis. Equipment Operations includes the operations of our Machinery and Equipment Services segments with Financial Services reflected on the equity basis. Access Financial Solutions consists of our financial services business. In addition to the monthly amortization of monetizations, Access Financial Solutions recognizes an allocation of interest expense. The amount of interest expense that is transferred from Equipment Operations is based upon the monthly weighted cost of debt multiplied by Access Financial Solutions' portfolio balance less the initial investment in Access Financial Solutions of $30.0 million.

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


JLG Industries, Inc. - page 9


Item 12 Disclosure

JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands)
(unaudited)


                                                            CONSOLIDATED                         EQUIPMENT OPERATIONS
                                                      JLG INDUSTRIES, INC. AND             JLG INDUSTRIES, INC. WITH ACCESS
                                                      CONSOLIDATED SUBSIDIARIES         FINANCIAL SOLUTIONS ON THE EQUITY BASIS
                                              ---------------------------------------------------------------------------------
                                                       FISCAL YEAR ENDED JULY 31,                 FISCAL YEAR ENDED JULY 31,
                                                         2003             2002                    2003                  2002
                                                         ----             ----                    ----                  ----
Revenues
  Net sales                                            $733,480       $  745,870                $733,480             $  745,870
  Rentals                                                 7,125            9,973                   6,402                  8,471
  Financial products                                     19,184           14,227                       -                      -
                                              -----------------------------------  ---------------------------------------------
                                                        759,789          770,070                 739,882                754,341
Cost of sales                                           622,475          637,983                 621,844                637,065
                                              -----------------------------------  ---------------------------------------------
Gross profit                                            137,314          132,087                 118,038                117,276
Selling and administrative expenses                      79,225           79,693                  75,639                 75,221
Product development expenses                             16,142           15,586                  16,142                 15,586
Restructuring charges                                     2,754            6,091                   2,754                  6,091
                                              -----------------------------------  ---------------------------------------------
Income from operations                                   39,193           30,717                  23,503                 20,378
Other income (deductions):
  Interest expense                                      (27,985)         (16,255)                (16,285)               (11,204)
  Miscellaneous, net                                      6,691            4,759                   6,691                  4,759
                                              -----------------------------------  ---------------------------------------------
Income before taxes and cumulative
  effect of change in accounting principle               17,899           19,221                  13,909                 13,933
Income tax provision                                      3,724            6,343                   2,894                  4,598
Equity in income of AFS                                       -                -                   3,160                  3,543
                                              -----------------------------------  ---------------------------------------------
Income before cumulative effect of change in
  accounting principle                                   14,175           12,878                  14,175                 12,878
Cumulative effect of change in accounting
  principle                                                   -         (114,470)                      -               (114,470)
                                              -----------------------------------  ---------------------------------------------
Net income (loss)                                      $ 14,175       $ (101,592)               $ 14,175             $ (101,592)
                                              ===================================  =============================================



                                                         FINANCIAL SERVICES

                                                     ACCESS FINANCIAL SOLUTIONS
                                                 ----------------------------------
                                                       FISCAL YEAR ENDED JULY 31,
                                                        2003              2002
                                                        ----              ----
Revenues
  Net sales                                           $       -         $      -
  Rentals                                                   723            1,502
  Financial products                                     19,184           14,227
                                              -----------------------------------
                                                         19,907           15,729
Cost of sales                                               631              918
                                              -----------------------------------
Gross profit                                             19,276           14,811
Selling and administrative expenses                       3,586            4,472
Product development expenses                                  -                -
Restructuring charges                                         -                -
                                              -----------------------------------
Income from operations                                   15,690           10,339
Other income (deductions):
  Interest expense                                      (11,700)          (5,051)
  Miscellaneous, net                                          -                -
                                              -----------------------------------
Income before taxes and cumulative
  effect of change in accounting principle                3,990            5,288
Income tax provision                                        830            1,745
Equity in income of AFS                                       -                -
                                              -----------------------------------
Income before cumulative effect of change in
  accounting principle                                    3,160            3,543
Cumulative effect of change in accounting
  principle                                                   -                -
                                              -----------------------------------
Net income (loss)                                     $   3,160         $  3,543
                                              ===================================



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


JLG Industries, Inc. - page 10


Item 12 Disclosure

JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

                                                      CONSOLIDATED                        EQUIPMENT OPERATIONS
                                                JLG INDUSTRIES, INC. AND            JLG INDUSTRIES, INC. WITH ACCESS
                                               CONSOLIDATED SUBSIDIARIES         FINANCIAL SOLUTIONS ON THE EQUITY BASIS
                                              -----------------------------     ------------------------------------------
                                                        JULY 31,                                  JULY 31,
                                                   2003          2002                     2003                2002
                                                   ----          ----                     ----                ----
ASSETS
Current assets
  Cash and cash equivalents                      $132,809      $  6,205                 $132,809             $  6,205
  Accounts receivable - net                       266,180       227,722                  226,182              204,779
  Finance receivables - net                         3,168        28,248                        -                    -
  Pledged receivables - net                        41,334        34,353                        -                    -
  Inventories                                     116,886       165,536                  116,886              165,536
  Other current assets                             45,385        31,042                   45,385               31,042
                                           -----------------------------    ------------------------------------------
    Total current assets                          605,762       493,106                  521,262              407,562
Property, plant and equipment - net                79,699        84,370                   79,699               84,354
Equipment held for rental - net                    19,651        20,979                   17,455               17,576
Finance receivables, less current portion          31,156        45,412                        -                    -
Pledged receivables, less current portion         119,073        53,703                        -                    -
Goodwill - net                                     29,509        28,791                   29,509               28,791
Investment in AFS                                       -             -                   36,563               33,403
Receivable from AFS                                     -             -                   35,792               64,106
Other assets                                       53,135        51,880                   52,428               52,805
                                           -----------------------------    ------------------------------------------
                                                 $937,985      $778,241                 $772,708             $688,597
                                           =============================    ==========================================




                                                   FINANCIAL SERVICES

                                               ACCESS FINANCIAL SOLUTIONS
                                              -----------------------------
                                                        JULY 31,
                                                  2003           2002
                                                  ----           ----
ASSETS
Current assets
  Cash and cash equivalents                     $      -       $      -
  Accounts receivable - net                       39,998         22,943
  Finance receivables - net                        3,168         28,248
  Pledged receivables - net                       41,334         34,353
  Inventories                                          -              -
  Other current assets                                 -              -
                                           -----------------------------
    Total current assets                          84,500         85,544
Property, plant and equipment - net                    -             16
Equipment held for rental - net                    2,196          3,403
Finance receivables, less current portion         31,156         45,412
Pledged receivables, less current portion        119,073         53,703
Goodwill - net                                         -              -
Investment in AFS                                      -              -
Receivable from AFS                                    -              -
Other assets                                         707          (925)
                                           -----------------------------
                                                $237,632       $187,153
                                           =============================



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

JLG Industries, Inc. - page 11

Item 12 Disclosure

JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

                                                               CONSOLIDATED                        EQUIPMENT OPERATIONS
                                                         JLG INDUSTRIES, INC. AND            JLG INDUSTRIES, INC. WITH ACCESS
                                                        CONSOLIDATED SUBSIDIARIES         FINANCIAL SOLUTIONS ON THE EQUITY BASIS
                                                        -----------------------------    ------------------------------------------
                                                                   JULY 31,                                  JULY 31,
                                                              2003          2002                     2003                2002
                                                              ----          ----                     ----                ----
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Short-term debt                                           $  1,472      $ 14,427                 $  1,472             $ 14,427
  Current portion of limited recourse debt                    45,279        34,850                        -                    -
  Accounts payable                                            83,408       129,317                   83,408              129,317
  Accrued expenses                                            91,057        83,309                   90,720               81,236
                                                      -----------------------------    ------------------------------------------
    Total current liabilities                                221,216       261,903                  175,600              224,980
Long-term debt, less current portion                         294,158       177,331                  294,158              177,331
Limited recourse debt, less current portion                  119,661        52,721                        -                    -
Payable to JLG                                                     -             -                        -                    -
Accrued post-retirement benefits                              26,179        24,989                   26,179               24,989
Other long-term liabilities                                   15,160        10,807                   15,160               10,807
Provisions for contingencies                                  12,114        14,448                   12,114               14,448
Shareholders' equity
  Capital stock:
    Authorized shares: 100,000 at $.20 par value
    Issued and outstanding shares:
     43,367 shares fiscal; 2002 - 42,728 shares                8,673         8,546                    8,673                8,546
    Additional paid-in capital                                23,597        18,846                   23,597               18,846
  Retained earnings                                          230,273       216,957                  230,273              216,957
  Unearned compensation                                       (5,428)       (1,649)                  (5,428)              (1,649)
  Accumulated other comprehensive loss                        (7,618)       (6,658)                  (7,618)              (6,658)
                                                      -----------------------------    ------------------------------------------
    Total shareholders' equity                               249,497       236,042                  249,497              236,042
                                                      -----------------------------    ------------------------------------------
                                                            $937,985      $778,241                 $772,708             $688,597
                                                      =============================    ==========================================




                                                             FINANCIAL SERVICES

                                                         ACCESS FINANCIAL SOLUTIONS
                                                       -----------------------------
                                                                   JULY 31,
                                                             2003           2002
                                                             ----           ----
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Short-term debt                                           $      -      $      -
  Current portion of limited recourse debt                    45,279        34,850
  Accounts payable                                                 -             -
  Accrued expenses                                               337         2,073
                                                      -----------------------------
    Total current liabilities                                 45,616        36,923
Long-term debt, less current portion                               -             -
Limited recourse debt, less current portion                  119,661        52,721
Payable to JLG                                                35,792        64,106
Accrued post-retirement benefits                                   -             -
Other long-term liabilities                                        -             -
Provisions for contingencies                                       -             -
Shareholders' equity
  Capital stock:
    Authorized shares: 100,000 at $.20 par value
    Issued and outstanding shares:
     43,367 shares fiscal; 2002 - 42,728 shares               30,000        30,000
    Additional paid-in capital                                     -             -
  Retained earnings                                            6,563         3,403
  Unearned compensation                                            -             -
  Accumulated other comprehensive loss                             -             -
                                                      -----------------------------
    Total shareholders' equity                                36,563        33,403
                                                      -----------------------------
                                                            $237,632      $187,153
                                                      =============================




                                     (more)

c

JOG Industries, Inc. - page 12

Item 12 Disclosure

JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

                                                                 CONSOLIDATED                        EQUIPMENT OPERATIONS
                                                           JLG INDUSTRIES, INC. AND            JLG INDUSTRIES, INC. WITH ACCESS
                                                           CONSOLIDATED SUBSIDIARIES        FINANCIAL SOLUTIONS ON THE EQUITY BASIS
                                                        ------------------------------     -----------------------------------------
                                                          FISCAL YEAR ENDED JULY 31,                FISCAL YEAR ENDED JULY 31,
                                                              2003          2002                      2003             2002
                                                              ----          ----                      ----             ----
Operations
  Net income (loss)                                        $  14,175     $(101,592)                 $ 14,175        $(101,592)
  Adjustments to reconcile net income to
     cash flow from operating activities:
     Loss on sale of PP&E                                        266            392                      266               392
     (Gain) loss on sale of equipment held for rental         (6,794)        (8,049)                  (7,154)           (8,463)
     Non-cash charges and credits:
       Cumulative effect of change in accounting
         principle                                                 -        114,470                        -           114,470
       Depreciation and amortization                          19,937         20,959                   19,246            20,178
       Other                                                   8,124          6,997                    6,985             5,393
     Changes in selected working capital items:
       Accounts receivable                                   (43,985)       (40,110)                 (26,665)          (17,213)
       Inventories                                            48,926         24,462                   48,926            24,462
       Accounts payable                                      (46,026)        52,685                  (46,026)           52,685
       Other operating assets and liabilities                (12,706)        15,194                  (10,970)           13,121
     Changes in finance receivables                           40,487         57,154                        -                 -
     Changes in pledged finance receivables                 (114,271)       (91,331)                       -                 -
     Changes in other assets and liabilities                  (3,295)       (28,136)                  (2,413)          (32,126)
                                                        ------------------------------    ---------------------------------------
   Cash flow from operating activities                       (95,162)        23,095                   (3,630)           71,307



                                                                  FINANCIAL SERVICES

                                                              ACCESS FINANCIAL SOLUTIONS
                                                             ----------------------------
                                                              FISCAL YEAR ENDED JULY 31,
                                                                  2003          2002
                                                                  ----          ----
Operations
  Net income (loss)                                           $   3,160      $  3,543
  Adjustments to reconcile net income to
     cash flow from operating activities:
     Loss on sale of PP&E                                             -             -
     (Gain) loss on sale of equipment held for rental               360           414
     Non-cash charges and credits:
       Cumulative effect of change in accounting
         principle                                                    -             -
       Depreciation and amortization                                691           781
       Other                                                      1,139         1,604
     Changes in selected working capital items:
       Accounts receivable                                      (17,320)      (22,897)
       Inventories                                                    -             -
       Accounts payable                                               -             -
       Other operating assets and liabilities                    (1,736)        2,073
     Changes in finance receivables                              40,487        57,154
     Changes in pledged finance receivables                    (114,271)      (91,331)
     Changes in other assets and liabilities                       (882)        3,990
                                                        -------------------------------
   Cash flow from operating activities                          (88,372)       (44,669)


                                     (more)

JOG Industries, Inc. - page 13

Item 12 Disclosure
JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

                                                         CONSOLIDATED                          EQUIPMENT OPERATIONS
                                                   JLG INDUSTRIES, INC. AND              JLG INDUSTRIES, INC. WITH ACCESS
                                                   CONSOLIDATED SUBSIDIARIES          FINANCIAL SOLUTIONS ON THE EQUITY BASIS
                                                  ---------------------------         ---------------------------------------
                                                   FISCAL YEAR ENDED JULY 31,                  FISCAL YEAR ENDED JULY 31,
                                                       2003            2002                     2003                2002
                                                       ----            ----                     ----                ----
Investments
  Purchases of PP&E                                  (10,806)       (12,954)                   (10,806)            (12,938)
  Proceeds from the sale of PP&E                         216            172                        216                 172
  Purchases of EHFR                                  (16,342)       (26,429)                   (15,763)            (24,070)
  Proceeds from the sale of EHFR                      19,063         28,924                     19,063              28,924
  Investment in income of AFS                              -              -                     (3,160)             (3,543)
  Other                                                 (689)           405                       (689)                405
                                                 ------------------------------    -------------------------------------------
  Cash flow from investing activities                 (8,558)        (9,882)                   (11,139)            (11,050)
Financing
  Net increase in short-term debt                    (13,497)        (7,771)                   (13,497)             (7,771)
  Issuance of long-term debt                         404,283        617,000                    404,283             617,000
  Repayment of long-term debt                       (279,647)      (717,572)                  (279,647)           (717,572)
  Issuance of limited recourse debt                  117,383         90,214                          -                   -
  Repayment of limited recourse debt                    (118)             -                          -                   -
  Change in receivable from AFS                            -              -                     28,314              43,170
  Change in payable to JLG                                 -              -                          -                   -
  Payment of dividends                                  (859)        (1,058)                      (859)             (1,058)
  Exercise of stock options and issuance of
     restricted awards                                   927          3,732                        927               3,732
                                                 ------------------------------    -------------------------------------------
  Cash flow from financing activities                228,472        (15,455)                   139,521             (62,499)
Currency Adjustments
  Effect of exchange rate changes on cash              1,852           (807)                     1,852                (807)
Cash
  Net change in cash and cash equivalents            126,604         (3,049)                   126,604              (3,049)
  Beginning balance                                    6,205          9,254                      6,205               9,254
                                                 -------------------------------------------------------------------------------
  Ending balance                                   $ 132,809      $   6,205                  $ 132,809           $   6,205
                                                 ===============================================================================




                                                       FINANCIAL SERVICES

                                                   ACCESS FINANCIAL SOLUTIONS
                                                  ------------------------------
                                                    FISCAL YEAR ENDED JULY 31,
                                                        2003          2002
                                                        ----          ----
Investments
  Purchases of PP&E                                          -           (16)
  Proceeds from the sale of PP&E                             -             -
  Purchases of EHFR                                       (579)       (2,359)
  Proceeds from the sale of EHFR                             -             -
  Investment in income of AFS                                -             -
  Other                                                      -             -
                                                 ------------------------------
  Cash flow from investing activities                     (579)       (2,375)
Financing
  Net increase in short-term debt                            -             -
  Issuance of long-term debt                                 -             -
  Repayment of long-term debt                                -             -
  Issuance of limited recourse debt                    117,383        90,214
  Repayment of limited recourse debt                      (118)            -
  Change in receivable from AFS                              -             -
  Change in payable to JLG                             (28,314)      (43,170)
  Payment of dividends                                       -             -
  Exercise of stock options and issuance of
     restricted awards                                       -             -
                                                 ------------------------------
  Cash flow from financing activities                   88,951        47,044
Currency Adjustments
  Effect of exchange rate changes on cash                    -             -
Cash
  Net change in cash and cash equivalents                    -             -
  Beginning balance                                          -             -
                                                 ------------------------------
  Ending balance                                      $      -      $      -
                                                 ==============================


                                      # # #